UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           __________________________


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) December 19, 2005
                                                        -----------------



                                  Nephros, Inc.
                                  -------------
               (Exact Name of Registrant as Specified in Charter)

                        Commission File Number: 001-32288
                                                ---------

           Delaware                                         13-3971809
 (State or other Jurisdiction                            (I.R.S. Employer
      of Incorporation)                                 Identification No.)


                     3960 Broadway, New York, New York 10032
                     ---------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (212) 781-5113
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

      We are the defendant in an action captioned Marty Steinberg, Esq. as Receiver for Lancer Offshore, Inc. v. Nephros, Inc., Case No. 04-CV-20547, that was commenced on March 8, 2004, and is pending in the U.S. District Court for the Southern District of Florida. That action is ancillary to a proceeding captioned Securities and Exchange Commission v. Michael Lauer, et. al., Case No. 03-CV-80612, which was commenced on July 8, 2003, and is also pending in the U.S. District Court for the Southern District of Florida, wherein the court has appointed a Receiver to manage Lancer Offshore, Inc. and various related entities.

      On December 19, 2005 (the "Date of Entry") the United States District Court for the Southern District of Florida issued an order approving the Stipulation of Settlement entered into on November 8, 2005 (the "Settlement") between the Reciever and us. Under the Settlement, we shall pay the Receiver an aggregate of $900,000 under the following payment terms: $100,000 paid no later than 30 days after the Date of Entry; and four payments of $200,000 each at six month intervals thereafter. In addition, any warrants previously issued to Lancer Offshore, Inc. shall be cancelled, and we shall issue to the Receiver warrants to purchase 21,308 shares of our common stock, exercisable for a period of three years at the market price as of the Date of Entry.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an
           Off-Balance Sheet Arrangement of a Registrant.

      See Item 1.01

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 23, 2005


                                    NEPHROS, INC.


                                    By: /s/ Marc L. Panoff
                                       ----------------------------------
                                       Marc L. Panoff
                                       Chief Financial Officer (Principal
                                       Financial and Accounting Officer)